MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) All statements other than statements of historical facts included in this Supplemental Non-GAAP information that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our expectations for full fiscal year GAAP and non-GAAP 2021 total revenue, product revenue, royalty and other revenues, gross profit/margin, selling, general and administrative operating expenses, research and development operating expenses, litigation settlement, award and/or defense costs, operating expenses, operating income/margin, net income, diluted earnings per share, non-operating income, provision for income taxes, adjusted free cash flow; our long-term outlook; demand for our products; anticipated revenue and earnings growth; our financial condition, results of operations and business generally; expectations regarding our ability to design and deliver innovative new noninvasive technologies and reduce the cost of care; and demand for our technologies. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to: our dependence on Masimo SET® and Masimo rainbow SET™ products and technologies for substantially all of our revenue; any failure in protecting our intellectual property exposure to competitors’ assertions of intellectual property claims; the highly competitive nature of the markets in which we sell our products and technologies; any failure to continue developing innovative products and technologies; the lack of acceptance of any of our current or future products and technologies; obtaining regulatory approval of our current and future products and technologies; the risk that the implementation of our international realignment will not continue to produce anticipated operational and financial benefits, including a continued lower effective tax rate; the loss of our customers; the failure to retain and recruit senior management; product liability claims exposure; a failure to obtain expected returns from the amount of intangible assets we have recorded; the maintenance of our brand; the amount and type of equity awards that we may grant to employees and service providers in the future; our ongoing litigation and related matters; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information related to the definitions of our Non-GAAP measures, please visit the Investor Relations section of the Company's website at www.masimo.com. Page 1

MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited, in thousands, except per share amounts)[1][2]

GAAP TOTAL REVENUE

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[3]
GAAP revenue															
Product revenue	$ 738,242	$ 829,874	$230,548	$ 229,510	$ 228,916	$ 247,434	$ 936,408	$ 269,625	$ 300,953	$ 278,112	$ 295,054	$ 1,143,744	$ 299,043	$ 305,118	$ 1,216,000
Royalty and other revenue	52,006	28,415	1,116	142	95	76	1,429	-	-	-	-	-	-	-	-
GAAP total revenue	$ 790,248	$ 858,289	$231,664	$ 229,652	$ 229,011	$ 247,510	$ 937,837	$ 269,625	$ 300,953	$ 278,112	$ 295,054	$ 1,143,744	$ 299,043	$ 305,118	$ 1,216,000

RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[3]
GAAP gross profit/margin	$ 522,032	$ 574,892	$151,642	$ 154,339	$ 156,268	$ 166,923	$ 629,172	$ 185,629	$ 191,584	$ 178,926	$ 186,926	$ 743,065	$ 196,875	$ 192,912	$ 794,500
Non-GAAP adjustments:															
Royalty and other revenue, net of related costs	(48,384)	(27,704)	(1,048)	(111)	(57)	(45)	(1,262)	-	-	-	-	-	-	-	-
Acquisition, integration and related costs	500	458	114	114	114	167	511	373	578	409	447	1,807	809	1,208	4,100
Other adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	3,362	3,400
Total non-GAAP gross profit/margin adjustments	(47,884)	(27,246)	(934)	3	57	122	(751)	373	578	409	447	1,807	809	4,570	7,500
Non-GAAP gross profit/margin	$ 474,147	$ 547,645	$150,708	$ 154,343	$ 156,325	$ 167,046	$ 628,421	$ 186,001	$ 192,163	$ 179,336	$ 187,373	$ 744,872	$ 197,684	$ 197,481	$ 802,000
Non-GAAP gross margin %[4]	64.2%	66.0%	65.4%	67.2%	68.3%	67.5%	67.1%	69.0%	63.9%	64.5%	63.5%	65.1%	66.1%	64.7%	66.0%

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[3]
GAAP selling, general and administrative operating expenses	$ 273,011	$ 285,417	$ 74,204	$ 78,160	$ 80,354	$ 81,943	$ 314,661	$ 89,877	$ 98,461	$ 90,376	$ 90,343	$ 369,057	$ 96,700	$ 93,833	
Non-GAAP adjustments:															
Acquisition, integration and related costs	(1,097)	(984)	(246)	(1,022)	(983)	(1,968)	(4,218)	(2,049)	(711)	(838)	(2,749)	(6,347)	(1,979)	(1,301)	
Litigation related expenses, settlements and awards	-	-	-	-	-	-	-	-	-	-	-	-	-	(373)	
Non-GAAP selling, general and administrative operating expenses	$ 271,915	$ 284,433	$ 73,958	$ 77,138	$ 79,371	$ 79,976	$ 310,443	$ 87,828	$ 97,750	$ 89,538	$ 87,593	$ 362,709	$ 94,722	$ 92,157	
Non-GAAP selling, general, and administrative operating expenses %[4]	36.8%	34.3%	32.1%	33.6%	34.7%	32.3%	33.2%	32.6%	32.5%	32.2%	29.7%	31.7%	31.7%	30.2%	
GAAP research and development operating expenses	$ 65,234	$ 81,006	$ 21,415	$ 24,175	$ 24,282	$ 23,423	$ 93,295	$ 27,241	$ 30,878	$ 28,852	$ 31,688	$ 118,659	$ 34,511	$ 33,943	
Non-GAAP adjustments:															
Acquisition, integration and related costs	-	-	-	-	-	-	-	(25)	(24)	(30)	(53)	(132)	-	-	
Non-GAAP research and development operating expenses	$ 65,233	$ 81,006	$ 21,415	$ 24,175	$ 24,282	$ 23,423	$ 93,295	$ 27,215	$ 30,854	$ 28,822	$ 31,635	$ 118,526	$ 34,511	$ 33,943	
Non-GAAP research and development operating expenses %[4]	8.8%	9.8%	9.3%	10.5%	10.6%	9.5%	10.0%	10.1%	10.3%	10.4%	10.7%	10.4%	11.5%	11.1%	
GAAP litigation settlements and (awards)	$ -	$ 425	$ -	$ -	$ -	$ -	$ -	$ (499)	$ 25	$ -	$ -	$ (474)	$ -	$ -	
Non-GAAP adjustments:															
Litigation related expenses, settlements and awards	-	(425)	-	-	-	-	-	499	(25)	-	-	474	-	-	
Non-GAAP litigation settlements and (awards)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	
GAAP operating expenses	$ 338,245	$ 366,848	$ 95,619	$ 102,335	$ 104,636	$ 105,366	$ 407,956	$ 116,619	$ 129,364	$ 119,228	$ 122,031	$ 487,242	$ 131,211	$ 127,776	$ 524,000
Non-GAAP adjustments:															
Acquisition, integration and related costs	(1,097)	(984)	(246)	(1,022)	(983)	(1,968)	(4,218)	(2,075)	(735)	(868)	(2,802)	(6,479)	(1,979)	(1,301)	(6,000)
Litigation related expenses, settlements and awards	-	(425)	-	-	-	-	-	499	(25)	-	-	474	-	(373)	(5,000)
Total non-GAAP operating expense adjustments	(1,097)	(1,409)	(246)	(1,022)	(983)	(1,968)	(4,218)	(1,576)	(760)	(868)	(2,802)	(6,005)	(1,979)	(1,674)	(11,000)
Non-GAAP operating expenses	$ 337,149	$ 365,439	$ 95,374	$ 101,312	$ 103,653	$ 103,398	$ 403,738	$ 115,043	$ 128,604	$ 118,360	$ 119,228	$ 481,236	$ 129,232	$ 126,100	$ 513,000
Non-GAAP operating expenses %[4]	45.7%	44.0%	41.4%	44.1%	45.3%	41.8%	43.1%	42.7%	42.7%	42.6%	40.4%	42.1%	43.2%	41.3%	42.2%

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MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited, in thousands, except per share amounts)[1][2]

RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[3]
GAAP operating income/margin	$ 183,787	$ 208,044	$ 56,023	$ 52,004	$ 51,632	$ 61,557	$ 221,216	$ 69,010	$ 62,220	$ 59,698	$ 64,895	$ 255,823	$ 65,664	$ 65,136	$ 270,900
Non-GAAP adjustments:															
Royalty and other revenue, net of related costs	(48,384)	(27,704)	(1,048)	(111)	(57)	(45)	(1,262)	-	-	-	-	-	-	-	-
Acquisition, integration and related costs	1,597	1,442	361	1,136	1,098	2,135	4,729	2,447	1,313	1,277	3,249	8,286	2,788	2,509	10,100
Litigation related expenses, settlements and awards	-	425	-	-	-	-	-	(499)	25	-	-	(474)	-	373	5,000
Other adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	3,362	3,400
Total non-GAAP operating income/margin adjustments	(46,787)	(25,837)	(688)	1,025	1,040	2,090	3,467	1,948	1,338	1,277	3,249	7,812	2,788	6,244	18,500
Non-GAAP operating income/margin	$ 136,999	$ 182,206	$ 55,334	$ 53,030	$ 52,671	$ 63,647	$ 224,683	$ 70,958	$ 63,558	$ 60,975	$ 68,145	$ 263,636	$ 68,452	$ 71,381	$ 289,400
Non-GAAP operating income %[4]	18.6%	22.0%	24.0%	23.1%	23.0%	25.7%	24.0%	26.3%	21.1%	21.9%	23.1%	23.1%	22.9%	23.4%	23.8%

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[3]
GAAP net income	$ 124,789	$ 193,543	$ 49,322	$ 44,888	$ 49,085	$ 52,921	$ 196,216	$ 64,456	$ 55,772	$ 49,405	$ 70,669	$ 240,302	$ 53,383	$ 50,235	$ 221,300
Non-GAAP adjustments:															
Royalty and other revenue, net of related costs	(48,384)	(27,704)	(1,048)	(111)	(57)	(45)	(1,262)	-	-	-	-	-	-	-	-
Acquisition, integration and related costs															
Cost of goods sold	500	458	114	114	114	167	511	373	578	409	447	1,807	809	1,208	4,100
Operating expenses	1,097	984	246	1,022	983	1,968	4,218	2,075	735	868	2,802	6,479	1,979	1,301	6,000
Subtotal - Acquisition, integration and related costs	1,597	1,442	361	1,136	1,098	2,135	4,729	2,447	1,313	1,277	3,249	8,286	2,788	2,509	10,100
Litigation related expenses, settlements and awards															
Operating expenses	-	425	-	-	-	-	-	(499)	25	-	-	(474)	-	373	5,000
Other adjustments															
Cost of goods sold	-	-	-	-	-	-	-	-	-	-	-	-	-	3,362	3,400
Realized and unrealized gains or losses															
Foreign currency	270	2,027	(534)	(7)	856	312	627	(588)	(11)	(647)	(1,384)	(2,631)	799	59	900
Tax impact of non-GAAP net income adjustments	16,100	5,532	359	(179)	(303)	(566)	(689)	(318)	(361)	(202)	(5,214)	(6,096)	(598)	(1,218)	(3,500)
Expiration of certain statutes of limitation related to unique and non-recurring tax positions	-	(4,169)	-	-	-	-	-	-	-	-	-	-	-	-	-
Excess tax benefits from stock-based compensation	(39,242)	(22,036)	(3,432)	(2,608)	(7,020)	(2,631)	(15,692)	(9,609)	(7,486)	(3,076)	(10,001)	(30,172)	(4,302)	(1,324)	(15,000)
2017 U.S. Tax Reform	41,392	(675)	-	-	-	-	-	-	-	-	-	-	-	-	-
Total non-GAAP net income adjustments	(28,267)	(45,157)	(4,294)	(1,768)	(5,427)	(796)	(12,286)	(8,568)	(6,519)	(2,649)	(13,350)	(31,086)	(1,313)	3,760	800
Non-GAAP net income	$ 96,520	$ 148,385	$ 45,027	$ 43,120	$ 43,657	$ 52,126	$ 183,930	$ 55,889	$ 49,253	$ 46,756	$ 57,318	$ 209,216	$ 52,070	$ 53,997	$ 222,100

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MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited, in thousands, except per share amounts)[(1)(2)]

RECONCILIATION OF GAAP NET INCOME PER DILUTED SHARE TO NON-GAAP NET INCOME PER DILUTED SHARE:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[(3)]
GAAP net income per diluted share	$ 2.23	$ 3.45	$ 0.87	$ 0.79	$ 0.86	$ 0.92	$ 3.44	$ 1.12	$ 0.96	$ 0.85	$ 1.21	$ 4.14	$ 0.92	$ 0.88	$ 3.83
Non-GAAP adjustments:															
Royalty and other revenue, net of related costs	(0.87)	(0.49)	(0.02)	(0.00)	(0.00)	(0.00)	(0.02)	-	-	-	-	-	-	-	-
Acquisition, integration and related costs	0.03	0.03	0.01	0.02	0.02	0.04	0.08	0.04	0.02	0.02	0.06	0.14	0.05	0.04	0.18
Litigation related expenses, settlements and awards	-	0.01	-	-	-	-	-	(0.01)	0.00	-	-	(0.01)	-	0.01	0.09
Other adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	0.06	0.06
Realized and unrealized gains or losses	0.00	0.04	(0.01)	(0.00)	0.01	0.01	0.01	(0.01)	(0.00)	(0.01)	(0.02)	(0.05)	0.01	0.00	0.02
Tax impact of non-GAAP net income adjustments	0.29	0.10	0.01	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)	(0.09)	(0.11)	(0.01)	(0.02)	(0.06)
Expiration of certain statutes of limitation related to unique and non-recurring tax positions	-	(0.07)	-	-	-	-	-	-	-	-	-	-	-	-	-
Excess tax benefits from stock-based compensation	(0.70)	(0.39)	(0.06)	(0.05)	(0.12)	(0.05)	(0.27)	(0.17)	(0.13)	(0.05)	(0.17)	(0.52)	(0.07)	(0.02)	(0.26)
2017 U.S. Tax Reform	0.74	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-	-
Total non-GAAP net income per diluted share adjustments	(0.51)	(0.81)	(0.08)	(0.03)	(0.09)	(0.01)	(0.22)	(0.15)	(0.11)	(0.05)	(0.23)	(0.54)	(0.02)	0.07	0.01
Non-GAAP net income per diluted share	$ 1.73	$ 2.65	$ 0.79	$ 0.76	$ 0.76	$ 0.91	$ 3.22	$ 0.97	$ 0.85	$ 0.80	$ 0.98	$ 3.60	$ 0.90	$ 0.94	$ 3.85
Weighted average shares outstanding - diluted	55,874	56,039	56,799	57,066	57,262	57,267	57,100	57,585	58,204	58,280	58,237	58,037	57,901	57,379	57,700

RECONCILIATION OF GAAP NON-OPERATING INCOME (EXPENSE) TO NON-GAAP NON-OPERATING INCOME (EXPENSE):
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[(3)]
GAAP Non-operating income (expense)	$ 2,013	$ 5,732	$ 3,886	$ 3,529	$ 2,723	$ 2,812	$ 12,950	$ 3,346	$ 1,405	$ 1,357	$ 1,805	$ 7,913	$ (737)	$ 80	$ (300)
Non-GAAP adjustments:															
Realized and unrealized foreign currency gains or losses	270	2,027	(534)	(7)	856	312	627	(588)	(11)	(647)	(1,384)	(2,631)	799	59	900
Non-GAAP non-operating income (expense)	$ 2,283	$ 7,760	$ 3,351	$ 3,522	$ 3,579	$ 3,124	$ 13,577	$ 2,758	$ 1,394	$ 710	$ 420	$ 5,281	$ 61	$ 139	$ 500

RECONCILIATION OF GAAP PROVISION FOR INCOME TAXES TO NON-GAAP PROVISION FOR INCOME TAXES:
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	2021 Full Year Guidance[(3)]
GAAP provision for income taxes	$ 61,011	$ 20,233	$ 10,587	$ 10,645	$ 5,270	$ 11,448	$ 37,950	$ 7,900	$ 7,853	$ 11,650	$ (3,949)	$ 23,454	$ 11,544	$ 14,981	$ 49,300
Non-GAAP adjustments:															
Excess tax benefits from stock-based compensation	39,242	22,036	3,432	2,608	7,020	2,631	15,692	9,609	7,486	3,076	10,001	30,172	4,302	1,324	15,000
Tax impact of pre-tax non-GAAP adjustments	(16,100)	(5,532)	(359)	179	303	566	689	318	361	202	5,214	6,096	598	1,218	3,500
Expiration of certain statutes of limitation related to unique and non-recurring tax positions	-	4,169	-	-	-	-	-	-	-	-	-	-	-	-	-
2017 U.S. Tax Reform	(41,392)	675	-	-	-	-	-	-	-	-	-	-	-	-	-
Total non-GAAP provision for income tax adjustments	(18,250)	21,348	3,072	2,787	7,324	3,198	16,381	9,928	7,846	3,279	15,215	36,268	4,900	2,542	18,500
Non-GAAP provision for income taxes	$ 42,761	$ 41,580	$ 13,659	$ 13,433	$ 12,593	$ 14,646	$ 54,331	$ 17,828	$ 15,699	$ 14,929	$ 11,266	$ 59,722	$ 16,444	$ 17,523	$ 67,800

Page 4

MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited, in thousands, except per share amounts)[(1)(2)]

RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW
(in thousands, except percentages)

	FY 2017	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021
Net cash provided by operating activities														
Net cash provided by operating activities	$ 56,062	$ 239,527	$ 42,468	$ 58,311	$ 50,637	$ 70,224	$ 221,640	$ 42,355	$ 63,712	$ 40,478	$ 64,418	$ 210,963	$ 59,260	$ 25,998
Purchases of property and equipment, net	(43,684)	(17,126)	(6,963)	(40,360)	(8,741)	(12,311)	(68,375)	(37,004)	(14,266)	(8,747)	(12,532)	(72,549)	(8,903)	(5,339)
Free cash flow	12,378	222,401	35,505	17,951	41,896	57,913	153,265	5,351	49,446	31,731	51,886	138,414	50,357	20,659
Litigation settlements and (awards)	-	-	-	-	-	-	-	(499)	-	-	-	(499)	-	-
Tax payments related to litigation awards	74,201	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted free cash flow	$ 86,579	$ 222,401	$ 35,505	$ 17,951	$ 41,896	$ 57,913	$ 153,265	$ 4,852	$ 49,446	$ 31,731	$ 51,886	$ 137,915	$ 50,357	$ 20,659

(1) Totals may not foot due to rounding

(2) Quarterly reported amounts may vary from amounts previously reported due to rounding conventions.

(3) Updated for guidance provided on July 27, 2021

(4) Calculated as a percentage of Product Revenue

Page 5